                                                                   Exhibit 10.60


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         This Intellectual Property Security Agreement (this "IP Agreement") is made as of the 14th day of May, 2002 by and between INTERLIANT, INC., a Delaware corporation with its principal place of business at 2 Manhattanville Road, Purchase, New York 10577 ("Grantor"), and SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Lender").

                                    RECITALS

         A. Lender has agreed to make advances of money and to extend certain financial accommodations to Grantor (the "Loan"), pursuant to a certain Loan and Security Agreement of even date between Grantor and Lender, as amended from time to time (as amended, the "Loan Agreement"). The Loan is secured pursuant to the terms of the Loan Agreement. Lender is willing to enter into certain financial accommodations with Grantor, but only upon the condition, among others, that Grantor shall grant to Lender a security interest in certain Copyrights, Trademarks, Patents, and Mask Works, and other assets, to secure the obligations of Grantor under the Loan Agreement. Defined terms used but not defined herein shall have the same meanings as in the Loan Agreement.

         B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Lender a security interest in all of Grantor's right title and interest, whether presently existing or hereafter acquired in, to and under all of the Collateral (as defined therein).

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound, as collateral security for the prompt and complete payment when due of Grantor's Indebtedness (as defined below), Grantor hereby represents, warrants, covenants and agrees as follows:

         1. Grant of Security Interest. As collateral security for the prompt
            --------------------------
and complete payment and performance of all of Grantor's present or future indebtedness, obligations and liabilities to Lender (hereinafter, the "Indebtedness"), including, without limitation, under the Loan Agreement, Grantor hereby grants a security interest in all of Grantor's right, title and interest in, to and under its registered and unregistered intellectual property collateral (all of which shall collectively be called the "Intellectual Property Collateral"), including, without limitation, the following:

            (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on EXHIBIT A attached hereto (collectively, the
                      ---------
         "Copyrights");

            (b) Any and all trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements, and confidential information, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

            (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

            (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on EXHIBIT B attached hereto (collectively, the "Patents");
                      ---------

            (e) Any trademark and service mark rights, slogans, trade dress, and tradenames, trade styles, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on EXHIBIT C attached hereto (collectively, the "Trademarks");
                  ---------

            (f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on EXHIBIT D attached hereto
                                               ---------
         (collectively, the "Mask Works");

            (g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

            (h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights, including, without limitation those set forth on EXHIBIT E
                                                                  ---------
         attached hereto; and

            (i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

            (j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         2. Authorization and Request.  Grantor authorizes and requests that the
            -------------------------
Register of Copyrights and the Commissioner of Patents and Trademarks record this IP Agreement.

         3. Covenants and Warranties.  Grantor represents, warrants, covenants
            ------------------------
and agrees as follows:

            (a) Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor to its customers in the ordinary course of business.

            (b) Performance of this IP Agreement does not conflict with or result in a breach of any material agreement to which Grantor is bound or to transferees of assets in connection with certain permitted dispositions of business assets of Grantor.

            (c) During the term of this IP Agreement, Grantor will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this IP Agreement;

            (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;

            (e) Grantor shall promptly advise Lender of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent, Copyright, or Mask Work specified in this IP Agreement;

            (f) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works,
         (ii) use its best efforts to detect infringements of the Trademarks, Patents, Copyrights, and Mask Works and promptly advise Lender in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works to be abandoned, forfeited or dedicated to the public without the written consent of Lender, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate.

            (g) Grantor shall promptly register the most recent version of any of Grantor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Lender may reasonably request from time to time to perfect or continue the perfection of Lender's interest in the Intellectual Property Collateral;

            (h) This IP Agreement creates, and in the case of after acquired Intellectual Property Collateral, this IP Agreement will create at the time Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of Lender a valid and perfected first priority security interest and collateral assignment in the Intellectual Property Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Agreement upon making the filings referred to in clause (i) below;

            (i) To its knowledge, except for, and upon, the filing of UCC financing statements in the appropriate filing office and with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights and Mask Works necessary to perfect the security interests created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby, or for the execution, delivery or performance of this IP Agreement by Grantor in the U.S. or (ii) for the perfection in the United States or the exercise by Lender of its rights and remedies thereunder;

            (j) All information heretofore, herein or hereafter supplied to Lender by or on behalf of Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

            (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Lender's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interest in any property included within the definition of the Intellectual property Collateral acquired under such contracts.

            (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Lender in writing of any event that materially adversely affects the value of any material Intellectual Property Collateral, the ability of Grantor to dispose of any material Intellectual Property Collateral of the rights and remedies of Lender in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

         4. Lender's Rights. Lender shall have the right, but not the
            ---------------
obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this IP Agreement to take but which Grantor fails to take, after fifteen (15) days' written notice to Grantor. Grantor shall reimburse and indemnify Lender for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

         5. Inspection Rights. Grantor hereby grants to Lender and its
            -----------------
employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested, but not more than once in every six (6) months; provided, however, nothing herein shall entitle Lender access to Grantor's trade secrets and other proprietary information.

         6. Further Assurances; Attorney in Fact.
            -------------------------------------

            (a) On a continuing basis, Grantor will, upon request by Lender, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Lender, to perfect Lender's security interest in all Copyrights, Patents, Trademarks, and Mask Works and otherwise to carry out the intent and purposes of this IP Agreement, or for assuring and confirming to Lender the grant or perfection of a security interest in all Intellectual Property Collateral.

            (b) Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Lender or otherwise, from time to time in Lender's reasonable discretion, upon Grantor's failure or inability to do so within thirty (30) days of written notice from Lender, to take any action and to execute any instrument which Lender may deem reasonably necessary or advisable to accomplish the purposes of this IP Agreement, including:

                 (i) To modify, in its sole discretion, this IP Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Grantor no longer has or claims any right, title or interest; and

                 (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Grantor where permitted by law.

                 (iii) Grantor hereby authorizes Lender to file financing statements without notice to Grantor with all appropriate jurisdictions, as Lender deems appropriate, in order to further perfect or protect Lender's interest in the Intellectual Property Collateral, provided however, that Lender shall notify Grantor promptly after such filing and provide Grantor with a copy of such filing with recording information noted thereon.

         7. Events of Default.  The occurrence of any of the following shall
            ------------------
constitute an Event of Default under this IP Agreement:

            (a) An Event of Default occurs under the Loan Agreement; or any document from Grantor to Lender; or

            (b) Grantor breaches any warranty or agreement made by Grantor in this IP Agreement and such breach is not cured within thirty (30) days of written notice from Lender.

         8. Remedies. Upon the occurrence and continuance of an Event of
            ---------
Default, Lender shall have the right to exercise all the remedies of a secured party under the Massachusetts Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Intellectual Property Collateral and any tangible property in which Lender has a security interest and to make it available to Lender at a place designated by Lender. Lender shall have a nonexclusive, royalty free license to use the Copyrights, Patents, Trademarks, and Mask Works to the extent reasonably necessary to permit Lender to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any reasonable expenses (including reasonable attorney's fees) incurred by Lender in connection with the exercise of any of Lender's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Lender's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

         9.  Indemnity. Grantor agrees to defend, indemnify and hold harmless
             ----------
Lender and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Agreement, and (b) all direct losses or expenses suffered, incurred, or paid by Lender as a result of the transactions between Lender and Grantor, under this IP Agreement (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Lender's gross negligence or willful misconduct.

         10. Reassignment. At such time as Grantor shall completely satisfy all
             -------------
of the obligations secured hereunder, Lender shall promptly execute and deliver to Grantor all deeds, assignments, and other instruments as may be necessary or proper to reinvest in Grantor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Lender pursuant hereto.

         11. Course of Dealing.  No course of dealing, nor any failure to
             ------------------
exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         12. Amendments.  This IP Agreement may be amended only by a written
             -----------
instrument signed by both parties hereto.

         13. Counterparts.  This IP Agreement may be executed in two or more
             -------------
counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

         14. Law and Jurisdiction. This IP Agreement shall be governed by and
             ---------------------
construed in accordance with the laws of the Commonwealth of Massachusetts. GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON LENDER CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, GRANTOR ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. NOTWITHSTANDING THE FOREGOING, THE LENDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE GRANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE LENDER DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE LENDER'S RIGHTS AGAINST THE GRANTOR OR ITS PROPERTY.

         GRANTOR AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

         15.   Confidentiality. In handling any confidential information, Lender
               ---------------
shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (i) to Lender's subsidiaries or affiliates in connection with their present or prospective business relations with Grantor; (ii) to prospective transferees or purchasers of any interest in the Loans; (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Lender's examination or audit; and (v) as Lender considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either:
(a) is in the public domain or in Lender's possession when disclosed to Lender, or becomes part of the public domain after disclosure to Lender; or (b) is disclosed to Lender by a third party, if Lender reasonably does not know that the third party is prohibited from disclosing the information.

         16.   Notices.  All notices given by either party hereunder shall be in
               -------
writing and delivered either by a reputable overnight courier or by certified mail, return receipt requested to the address of the appropriate party listed below. Notices shall be effective upon receipt.


If to Grantor: Interliant, Inc.              If to Lender: Silicon Valley Bank
               2 Manhattanville Road                       One Newton Executive
               Purchase, NY 10577                          Park
               Attention: General Counsel                  2221 Washington
                                                           Street, Suite 200
                                                           Newton, Massachusetts
                                                           02462
                                                           Attention: Mr. John
                                                           D. Gaziano




         EXECUTED as a sealed instrument under the laws of the Commonwealth of Massachusetts on the day and year first written above.

                                          GRANTOR:

                                          INTERLIANT, INC.


                                          By:    /s/ Francis J. Alfano
                                             ----------------------------------

                                          Name:   Francis J. Alfano
                                               --------------------------------

                                          Title:  Chief Financial Officer
                                                -------------------------------

                                       SILICON VALLEY BANK

                                       By:      /s/ John K. Peck
                                           -------------------------------------

                                       Name:    John K. Peck
                                             -----------------------------------

                                       Title:   Vice President
                                              ----------------------------------

         Exhibit "A" attached to that certain Intellectual Property Security Agreement dated May 14, 2002.

                                   EXHIBIT "A"

                                   COPYRIGHTS

                         SCHEDULE A - ISSUED COPYRIGHTS
                         ------------------------------

COPYRIGHT                          REGISTRATION                       DATE OF
DESCRIPTION                           NUMBER                          ISSUANCE
-----------                         ---------                         --------

None

                   SCHEDULE B - PENDING COPYRIGHT APPLICATIONS
                   -------------------------------------------

                                                                    FIRST DATE
COPYRIGHT        APPLICATION         DATE OF         DATE OF        OF PUBLIC
DESCRIPTION        NUMBER            FILING          CREATION      DISTRIBUTION
-----------      -----------         ------          --------      ------------

None

SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)
--------------------------------------------------------------------------------

                                             DATE AND
                                             RECORDATION
                                             NUMBER OF IP
                                             AGREEMENT WITH
                                             OWNER OR ORIGINAL
                                             GRANTOR IF          ORIGINAL AUTHOR
                                             AUTHOR OR OWNER      OR OWNER OF
                              FIRST DATE     OF COPYRIGHT         COPYRIGHT IS
COPYRIGHT        DATE OF         OF          IS DIFFERENT         DIFFERENT ROM
DESCRIPTION      CREATION    DISTRIBUTION    FROM GRANTOR            GRANTOR
-----------      --------    ------------    ------------         -------------

Grantor has copyrights in certain literature such as marketing, sales and training materials, but does not register those copyrights as they have little, if any, commercial value, to Grantor's knowledge. Grantor may also have copyrights in certain literature and computer code developed for specific customers, but Grantor has not registered these rights because to Grantor's knowledge, the material does not have general applicability or mass market potential.

Exhibit "B" attached to that certain Intellectual Property Security Agreement dated May 14, 2002.

                                   EXHIBIT "B"

                                     PATENTS

PATENT
DESCRIPTION   DOCKET NO.    COUNTRY   SERIAL NO.        FILING DATE      STATUS
-----------   ----------    -------   ----------        -----------      ------

None

Exhibit "C" attached to that certain Intellectual Property Security Agreement dated May 14, 2002.

                                   EXHIBIT "C"

                                   TRADEMARKS

TRADEMARK
DESCRIPTION  COUNTRY      SERIAL NO.                REG. NO           STATUS
-----------  -------      ----------                -------           ------

INTERLIANT                  75/153,487                                 Open

NAVITUS                     75/152,584                                 Open

INTERLIANT - CANADA            846,571                                 Open

INTERLIANT - JAPAN         118322/1977                                 Open

EEC SERVICE MARK             000469585                                 Open

INTERLIANT LOGO             75/393,989                                 Open

INTERLIANT - MEXICO            301,505                                 Open

INTERLIANT ONSIGHT          75/418,781                                 Open

PRIMETRICS                  75/365,331                                 Open

SALESPACE                   75/394,682                                 Open

LEGALSPACE                  75/344,130                                 Open

ONSIGHT                     75/418,782                                 Closed

BUILDING GLOBAL             75/448,010                                 Open
COMMUNITIES

APPSTORE                    75/542,841                                 Open

APPSONLINE                  75/542,832                                 Open

ONE WORLD ONE HOST          75/621,388                                 Open

EREACH                      75/781,075                                 Open

WE SELL SANITY              75/893,785                                 Open

Exhibit "D" attached to that certain Intellectual Property Security Agreement dated May 14, 2002.

                                   EXHIBIT "D"

                                   MASK WORKS

MASK WORK

DESCRIPTION    COUNTRY    SERIAL NO.                REG. NO           STATUS
-----------    -------    ----------                -------           ------

None

Exhibit "E" attached to that certain Intellectual Property Security Agreement dated May 14, 2002.

                                   EXHIBIT "E"

                                    LICENSES

Grantor has certain agreements which contain a license to use its trademarks, service marks and logos. However, these licenses are granted in connection with the resale or marketing of Grantor's products and Grantor does not generate any revenue from the license itself.